Exhibit 10.3q


              AMENDMENT ONE TO THE PLEDGE AGREEMENT


              This Amendment One to the Pledge Agreement (this "Amendment") is entered into as of April 16, 1999, by and between MAXICARE HEALTH PLANS, INC., a Delaware corporation ("Lender") and PETER J. RATICAN ("Borrower"), in light of the following:


                            RECITALS

              WHEREAS, Lender and Borrower have entered into that certain Settlement and Release Agreement (the "Settlement Agreement") of even date herewith and in connection with the Settlement Agreement, Lender and Borrower have also entered into Related Agreements as defined in the Settlement Agreement;

              WHEREAS, Lender and Borrower have entered into that certain Amended and Restated Secured Promissory Note (the "Amended and Restated Note"), of even date herewith, which amends, restates and supersedes, in its entirety, that certain Secured Promissory Note (the "Original Note") executed on February 18, 1997 by and between Lender and Borrower;

              WHEREAS, Lender and Borrower have entered into that certain Amendment One to the Loan Agreement of even date herewith ("Amendment One to the Loan Agreement"), which amends that certain Loan Agreement entered into as of February 18, 1997, by and between Lender and Borrower (the "Loan Agreement");

              AND  WHEREAS,   in   connection   with   the  Settlement
Agreement, Related Agreements (as defined in the Settlement Agreement), the Amended and Restated Note, and Amendment One to the Loan Agreement, Lender and Borrower desire to make this Amendment to that certain Pledge Agreement entered into as of February 18, 1997, by and between Lender and Borrower (the "Pledge Agreement").

              NOW, THEREFORE, for valuable consideration the receipt of which is hereby acknowledged, the parties agree as follows:

              1. The effectiveness of this Amendment shall be conditioned upon (i) the occurrence of the "Effective Date" as such term is defined in the Settlement Agreement; (ii) delivery of the fully executed Settlement Agreement and Related Agreements; (iii) the Effective Date of the Consulting Agreement between the Company and Elwood I. Kleaver, Jr. ("Kleaver") pursuant to which Kleaver agrees to function as the Company's Chief Operating Officer ("COO"); and (iv) unanimous approval of this Amendment by the Board provided, however, that if such approval is not unanimous, Borrower may elect to declare the Settlement Agreement and the Related Agreements null and void.

              2. Unless otherwise stated, all of the terms used herein shall have the same meaning as in the Pledge Agreement, and this Amendment shall be considered a part of the Pledge Agreement.

              3. Wheresoever in the body of the Pledge Agreement reference is made to the "Note" or the "Promissory Note" or any other like term, such reference shall be deemed to refer to the Amended and Restated Note, not the Original Note.

              4. Wheresoever in the body of the Pledge Agreement reference is made to the "Loan Agreement" or any other like term, such reference shall be deemed to refer to the Loan Agreement as modified by Amendment One to the Loan Agreement.

              5. Section 7(a) of the Pledge Agreement is deleted in its entirety and replaced with the following:

                  "The Balance as determined under the Note shall be
              payable onthe Maturity Date."

              6. Sections 11.1(a) and 11.1(b) shall be deleted in their entirety and any references to such Sections or provisions relating only to such Sections are hereby deleted.

              7.  A new Section 27 is hereby added to read as follows:

                  "SECTION 27.   Substitution  of Collateral.  Pledgor
              shall be entitled to sell or withdraw, at any time, all or any portion of the Collateral provided that Pledgor substitute in lieu thereof, cash, treasury notes, U.S. government backed securities or comparable collateral acceptable to the Company at the time of delivery and that has a fair market value of not less than $800,000 on the delivery date. In addition, upon a Company Default as such term is defined in the Consulting Agreement of even date herewith between the Lender and the Borrower, Borrower can withdraw such additional amounts of Collateral as provided in the Consulting Agreement."

              8. Except as expressly set forth herein, all of the terms and conditions contained in the Pledge Agreement shall remain in full force and effect and shall not be modified by the terms hereof.

              9. If this Amendment One does not become effective, the provisions of the Pledge Agreement shall remain in full force and effect.

              IN WITNESS WHEREOF, Lender and Borrower have executed this Amendment as of the date first written above.


                                LENDER:

                                MAXICARE HEALTH PLANS, INC., a
                                Delaware corporation


                                By: /s/ Alan Bloom
                                Name: Alan Bloom
                                Its: Secretary


                                BORROWER:


                                /s/ Peter J. Ratican
                                PETER J. RATICAN